SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report March 31, 2003

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-9848                       06-1153720
(State or other jurisdiction    (Commission File No.)           (IRS Employer
of incorporation)                                            Identification No.)

         100 Mallard Creek Road
            Louisville, Kentucky                                  40207
(Address of principal executive offices)                       (Zip Code)

                                 (502) 899-5355
              (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition

The Registrant today announced its operating results for the three and twelve-month periods ended December 31, 2002. A copy of the Press Release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALMOST FAMILY, INC.
                                             (Registrant)


                                             By:  /s/ C. Steven Guenthner
                                             -------------------------------
                                             C. Steven Guenthner
                                             Senior Vice President and
                                             Chief Financial Officer

                                             Dated:  _________________

                                     Exhibit 99
1.       Press Release by Almost Family, Inc. dated March 31, 2003.

FOR IMMEDIATE RELEASE                                            March 31, 2003

Almost Family Announces Fourth Quarter Results
Louisville, KY - Almost Family, Inc. (NASDAQ:AFAM) today announced its operating results for the three and twelve-month periods ended December 31, 2002.

Three Month Results
The Company reported net income from continuing operations of $376,693 or $0.15 per diluted share in the quarter ended December 31, 2002 versus net income from continuing operations of $840,111 or $0.29 per diluted share in the quarter ended December 31, 2001. Decreased attendance in the Company's adult day care centers directly related to snow and ice during the month of December 2002 reduced net income by approximately $0.03 per diluted share. Earnings for the December 2002 quarter were also adversely impacted by changes in Medicare and Medicaid reimbursement rates in the Company's and increased costs of insurance and staffing.

The Company filed its Form 10-K with the Securities and Exchange Commission today. Please refer to that filing for additional information.

William B. Yarmuth, Chairman and CEO commented: "Given the current reimbursement and operating environment, our energies for the next few quarters will be focused on increasing sales volumes and lowering operating costs. We are currently evaluating the financial performance of all our operating units and our current level of operating expenses as a part of our effort to improve the Company's earnings trend."

In addition to reporting its 2002 results, the Company noted that unusually severe winter weather in February 2003 will negatively impact results for the first quarter of 2003 although the quarter is expected to be profitable.

Results of operations for the three months ended December 31, 2002 and 2001 are set forth in the table below:

      Consolidated                                2002                        2001                        Change
      ------------
                                        ---------------------------------------------------------------------------------
                                            Amount       % Rev           Amount     % Rev          Amount           %
                                        ---------------------------------------------------------------------------------
Net Revenues                ADHS        $14,937,886      66.5%      $   13,351,757     64.1%     $  1,586,129         11.9%
                            VN            7,528,877      33.5%           7,464,914     35.9%           63,963          0.9%
                                         -----------              ----------------             ---------------
                                        $ 22,466,763    100.0%      $   20,816,670    100.0%     $  1,650,092          7.9%
                                         ===========              ================             ===============

Operating Income            ADHS        $   313,935       2.1%     $     1,043,748         7.8%  $   (729,813)       -69.9%
                            VN              997,870      13.3%           1,291,339        17.3%      (293,469)       -22.7%
                                        -----------               ----------------             ---------------
                                          1,311,805       5.9%           2,335,087        11.2%    (1,023,282)       -43.8%

Unallocated corporate expenses              592,057       2.6%             631,763         3.0%       (39,706)        -6.3%
                                        ---------------            ----------------             ---------------
EBIT                                        719,748       3.2%           1,703,324         8.2%      (983,576)       -57.7%

Interest expense                            201,492       0.9%             254,864         1.2%       (53,371)       -20.9%

Income taxes                                141,562       0.6%             608,350         2.9%      (466,787)       -76.7%
                                        ---------------            ----------------             ---------------
  Net income                            $   376,693       1.7%     $       840,111         4.0%      (463,418)       -55.2%
                                        ===============            ================             ===============

Net income per share:
  Basic:
    Weighted average shares               2,274,447                      2,463,815                   (189,368)        -7.7%
    Net income                          $      0.17                $          0.34               $      (0.17)       -50.0%

Net income per share:
  Diluted:
    Weighted average shares               2,503,214                      2,895,100                   (391,886)        -13.5%
    Net income                          $      0.15                 $         0.29                $     (0.12)        -41.4%


Twelve-Month Results
Results of operations for the twelve months ended December 31, 2002 and 2001 are set forth in the table below:

      Consolidated                              2002                        2001                          Change
      ------------
                                        -------------------------- --------------------------- -----------------------------
                                            Amount       % Rev          Amount     % Rev          Amount            % Rev
                                        --------------- ---------- --------------- ----------- ------------------ ----------
Net Revenues                ADHS        $ 56,970,241        66.4%  $   51,447,232       64.9%  $   5,523,009          10.7%
                            VN            28,799,296        33.6%      27,859,181       35.1%        940,115           3.4%
                                        ---------------            ---------------             ------------------

                                        $ 85,769,537       100.0%  $   79,306,414      100.0%  $   6,463,123           8.2%
                                        ===============            ===============             ==================

Operating Income            ADHS        $  2,465,057         4.3%  $    3,847,080        7.5%  $  (1,382,024)         -35.9%
                            VN             3,590,936        12.5%       3,774,342       13.6%       (183,406)          -4.9%
                                        ---------------            ---------------             ------------------
                                           6,055,993         7.1%       7,621,422        9.6%     (1,565,430)         -20.5%
Unallocated corporate expenses             3,109,675         3.6%       2,044,928        2.6%      1,064,747           52.0%
                                        ---------------            ---------------             ------------------
EBIT                                       2,946,318         3.5%       5,576,495        7.0%     (2,630,177)         -47.2%
Interest expense                             813,555         1.0%         896,339        1.1%        (82,784)          -9.2%
Income taxes                                 787,850         0.9%       2,006,474        2.5%     (1,218,623)         -60.7%
                                        ---------------            ---------------             ------------------
Net income from continuing operations   $  1,344,913         1.6%       2,673,552        3.4%     (1,328,769)         -49.7%
Discontinued Operations
   Gain from reversal of previously
   recorded disposal charge, net of
   income taxed                                    -                    1,087,350                 (1,087,350)             NM
                                        ---------------            ---------------             ------------------
  Net income                            $  1,344,913         1.6%  $    3,760,902         NM    $ (2,415,989)             NM
                                        ===============            ===============             ==================

Net income per share:
  Basic:
    Weighted average shares                2,416,224                    2,646,177                  (229,953)           -8.7%
    Continuing operations               $       0.56               $         1.01                     (0.45)          -44.6%
    Discontinued operations                        -                         0.41                     (0.41)              NM
    Net income                          $       0.56               $         1.42                     (0.86)              NM

Net income per share:
  Diluted:
    Weighted average shares                2,719,809                    3,077,462                  (357,653)           -3.5%
    Continuing operations               $       0.49               $         0.87                     (0.38)          -43.7%
    Discontinued operations                        -                         0.35                     (0.35)             NM
    Net income                          $       0.49               $         1.22                     (0.73)             NM

Unallocated corporate expenses in the twelve months ended December 31, 2002 include approximately $816,000, consisting primarily of professional fees, related to the cost of conducting the investigation into the restatement of the Company's financial statements as previously disclosed. There can be no assurance that additional costs will not be incurred in future periods.

Almost Family, Inc. is a health services company providing adult day health care services focused on providing alternatives for seniors and other special needs adults who wish to avoid nursing home and other institutional placement. The Company also operates a chain of Medicare-certified home health agencies under the trade name "CaretendersTM". The Company has operations in Alabama, Connecticut, Florida, Indiana, Kentucky, Maryland, Massachusetts, and Ohio.

Contact: William Yarmuth or Steve Guenthner (502) 899-5355.

All statements, other than statements of historical facts, included in this news release, including the objectives and expectations of management for future operating results, the Company's ability to better control its costs, expected trends in medical costs, the Company's ability to operate profitably under Medicare PPS with lower rates, and the Company's expectations with regard to market conditions, are forward-looking statements. These forward-looking statements are based on the Company's current expectations. Although the Company believes that the expectations expressed or implied in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially. The potential risks and uncertainties which could cause actual results to differ materially could include the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare PPS payment rates, the ability of the Company to maintain its level of operating performance, cost control objectives; government regulation; health care reform; pricing pressures from Medicaid and other third-party payers; and changes in laws and interpretations of laws relating to the healthcare industry. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's Securities and Exchange Commission filing on Form 10-K for the year ended December 31, 2002, in particular information under the headings "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Company disclaims any intent or obligation to update its forward-looking statements.